                                                                   EXHIBIT 10.26

                                THIS MINING LEASE

is made the 17TH day of September 1992 between THE GOVERNMENT OF THE REPUBLIC OF GHANA (hereinafter called "the Government") acting by RICHARD KWAME PEPRAH, the Minister of Energy and Mines (hereinafter called "the Minister") of the one part and SATELLITE GOLDFIELDS LIMITED having its registered office at 21, 5TH CIRCULAR ROAD, EAST CANTONMENTS, ACCRA, GHANA, (hereinafter called "the Company") of the second part: W H E R E A S:

The Government is desirous of developing its mineral resources in such manner as will ensure that the maximum possible benefits accrue to the nation from the exploitation of minerals and has agreed to grant the Company a Gold Mining Lease on the terms and conditions hereinafter following.

NOW THIS AGREEMENT WITNESSETH that:

1.       GRANT OF SURFACE AND MINING RIGHTS

         (a) The Government hereby grants to the Company mining rights to ALL that piece of land described in the schedule hereto and more particularly delineated on the Plan hereto attached and shown edged red (hereinafter called "the Lease Area") together with mines, beds, seams, veins, channels, and strata of gold and other associated mineral substances lying and being within and under the surface for a term of thirty (30) years from the date of this Agreement. Such term shall be renewable from time to time in accordance with PNDCL 153.

         (b) The Government hereby grants to the Company the exclusive rights to work, develop and produce gold and other associated mineral substances in the Lease Area for the said term of thirty (30) years (including, the processing, storing and transportation of ore and materials together with the rights and powers reasonably incidental thereto) subject to the provisions of this Agreement. Such term shall be renewable from time to time in accordance with PNDCL 153.

         (c) The Company shall not, however, conduct any operations in a sacred area and shall not, without the prior consent in writing of the Minister conduct any operations:

                  (i) within 50 yards of any building, installation, reservoir or dam, public road, railway or area appropriated for railway; or

                  (ii) in an area occupied by a market, burial ground/cemetery or Government office, or situated within a town or village or set apart for, used, appropriated or dedicated to a public purpose.

         (d) The Company shall commence commercial production of gold within two (2) years from the date of this Mining Lease.

         (e) The Company shall conduct its operations in a manner consistent with good commercial mining practices so as not to interfere unreasonably with vegetation in the Lease Area or with the customary rights and privileges of persons to hunt and snare game, gather firewood for domestic purposes and to collect snails.


                                                   [STAMP BY LAND REGISTRY]

   This is the instrument Marked "A" Referred to in the Oath of JAMES ACKAH.
                 Sworn before me this 24TH day of AUGUST 1994.

                                            [illegible signature]
                                            ----------------------------------
                                            REGISTRAR OF LANDS





                              CERTIFICATE OF PROOF

On the 24TH day of AUGUST 1994 at 10:00 o'clock in the FORE noon this Instrument was proved before me by the Oath of the within-named JAMES ACKAH to have been duly executed by the within-named RICHARD KWAME PEPRAH for and on behalf of "the Government" of the Republic of Ghana the Lessor herein.

                                            [illegible signature]
                                            ----------------------------------
                                            REGISTRAR OF LANDS

IN WITNESS WHEREOF the party of the first part has hereunto set his hand and affixed the seal of the Ministry of Energy and Mines and the party hereto of the second part has hereunto caused its common Seal to be affixed the day and year first above written.

SIGNED, SEALED AND DELIVERED:
THE GOVERNMENT OF THE REPUBLIC OF GHANA
By RICHARD KWAME PEPRAH
Minister of Energy and Mines
for and on behalf of the
Government of Ghana who by his
execution warrants to the
other party that he is duly
authorized and empowered to
enter into this Agreement in
the presence of:

         MINERALS COMMISSION]

[illegible signature]
------------------------------------------


THE COMMON SEAL OF THE WITHIN-NAMED
SATELLITE GOLDFIELDS LIMITED
was affixed to these presents and the
same were delivered in the presence of

[illegible signature]
---------------------
MANAGING DIRECTOR

[illegible signature]
---------------------
SECRETARY


                                  OATH OF PROOF
                                  -------------

I, JAMES ACKAH of ACCRA make oath and say that on the 17TH day of SEPTEMBER 1992 I was present and saw RICHARD KWAME PEPRAH Minister of Energy and Mines duly execute the instrument now produced to me and marked "A" and that the said RICHARD KWAME PEPRAH can read and write.

SWORN at Accra, this 24TH day of AUGUST 1994

         BEFORE ME


[illegible signature]                                   [illegible signature]
-------------------------------------------             ---------------------
REGISTRAR OF LANDS                                      D E P O N E N T

                           THIS IS THE PLAN REFERRED TO IN



                           THE ANNEXED MINING LEASE



                           DATED THIS 17TH DAY OF SEPTEMBER 1992






                           [illegible signature]
                           THE HON. MINISTER OF ENERGY AND MINES

                                MINISTRY OF MINES

                       Private Mail Bag, Ministries-Accra
                               Tel: 233-21-687314
                       ----------------------------------
         Republic of Ghana

         Ref. No. MM/DB-47/124/01/19
                                                                25th APRIL, 2002

         THE MANAGING DIRECTOR
         SATELLITE GOLDFIELDS LTD
         PRIVATE MAIL BAGS
         AIRPORT - ACCRA

         THE MANAGING DIRECTOR
         WEXFORD GOLDFIELDS LTD
         C/O BENTSI-ENCHILL & LETSA
         P.O. BOX 1632
         ACCRA

         THE MANAGING DIRECTOR
         WASFORD HOLDINGS
         P.O. BOX 1034GR
         HAROUR PLACE, 4TH FLOOR
         103 SOUTH CHURCH STREET
         GRAND CAYMAN
         CAYMAN ISLAND

         Dear Sir,

                  RE:  APPLICATION BY SATELLITE GOLDFIELDS LTD TO

                      1. TRANSFER ITS MINING LEASE AND ASSETS TO
                         WEXFORD GOLDFIELDS LTD (A SUBSIDIARY OF
                         SATELLITE GOLDFIELDS) AND

                      2. SELL ITS SHARES IN WEXFORD GOLDFIELDS TO
                         WASFORD HOLDING LTD [SUBSIDIARY OF GOLDEN
                         STAR RESOURCES LTD. - OWNERS OF BOGOSU GOLD
                         RESOURCES]

                  ==============================================================

                  At the 4th Regular Meeting of the Minerals Commission held on the 16th of April, 2002, the Minerals Commission recommended that I give my approval to the transfer of Satellite Goldfields Ltd's (SGL) 90% shareholdings in Wexford Goldfields Ltd. (WGL) to Wasford

                  Holdings and also for SGL to transfer its mining lease situate at Subri covering a total of 50km2 in the Wassa West District of the Western Region of Ghana to Wexford Goldfields Ltd.

                  In accordance with Section 19 & 60(e) of the Minerals and Mining Law 1986, PNDCL 153, I hereby grant my consent to :

                  (i)      the assignment between the parties; and
                  (ii) the sale of 90% of Satellites shares in WGL to Wasford Holdings


         Yours faithfully,


         /s/ Kwadwo Adjei-Darko
         KWADWO ADJEI-DARKO
         MINISTER

         CC:      THE CHIEF EXECUTIVE,
                  MINERALS COMMISSION
                  ACCRA.

                  THE CHIEF INSPECTOR OF MINES
                  MINES DEPARTMENT
                  ACCRA.

                  THE LEGAL PRACTIONERS & NOTARIES PUBLIC,
                  BENTSI-ENCHILL & LETSA,
                  P.O. BOX 1632,
                  ACCRA